SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 10, 2010

RHINO PRODUCTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34210	33-1176182
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Chaowai Street. Yi 12.
Kuntai Center Commerical Street 01
Chaoyang District. Beijing China
Address of principal executive offices

Registrant’s telephone number:  212 561-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Principal Accountant

1.    By letter dated May 10, 2010, Rhino Productions, Inc. (the “Company”) dismissed Kyle   L. Tingle, CPA, LLC as the independent registered public accounting firm for the Company.

2.    The dismissal of Kyle   L. Tingle, CPA, LLC was approved by the Board of Directors of the Company on May 10, 2010.

4.    In connection with the audit of the  financial statements of the Company for the fiscal years ended December 31, 2008 and 2009 and through the date of this Current Report: (i) there were no disagreements between the Company and Kyle L. Tingle, CPA, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kyle   L. Tingle, CPA, LLC, would have caused Kyle   L. Tingle, CPA, LLC to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.    The Company has provided Kyle L. Tingle, CPA, LLC a copy of the disclosures in this Form 8-K and has requested that Kyle L. Tingle, CPA, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Kyle L. Tingle, CPA, LLC agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Kyle   L. Tingle, CPA, LLC in response to that request will be filed by an amendment to this Form 8-K.

(b) Engagement of Principal Accountant

1.    On February 10, 2010, the Company engaged Child Van Wagoner & Bradshaw, PLLC as its registered independent public accountants for the fiscal year ending December 31, 2010. The decision to engage Child Van Wagoner & Bradshaw, PLLC was approved by the Board of Directors of the Company on May 10, 2010.

2.    During the Company's two most recent fiscal years ended December 31, 2009 and 2008 and through the date of this Current Report, the Company did not consult with Child Van Wagoner & Bradshaw, PLLC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Child Van Wagoner & Bradshaw, PLLC did not provide either a written report or oral advice to the Company that Child Van Wagoner & Bradshaw, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits
(d) Exhibits

16.1	Letter from Kyle L. Tingle, CPA, LLC to the Commission*

____
*To be filed by amendment

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2010

RHINO PRODUCTIONS, INC.

By:	/s/ Ya Kun Song
Ya Kun Song
President and Chief Executive Officer